Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions	Decommissioning and Other Provisions
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other provisions	Total
Balance, Dec. 31, 2020	608	65	673
Liabilities incurred	8	22	30
Liabilities settled	(18)	(62)	(80)
Accretion	32	—	32
Acquisition of liabilities	2	—	2
Revisions in estimated cash flows	167	12	179
Revisions in discount rates	(6)	—	(6)
Reversals	—	(3)	(3)
Balance, Dec. 31, 2021	793	34	827
Liabilities incurred	1	23	24
Liabilities settled	(35)	(12)	(47)
Accretion (Note 10)	49	—	49
Disposals	(5)	—	(5)
Revisions in estimated cash flows	95	5	100
Revisions in discount rates	(225)	—	(225)
Reversals	—	(9)	(9)
Change in foreign exchange rates	15	—	15
Balance, Dec. 31, 2022	688	41	729

Included in the Consolidated Statements of Financial Position as:
As at Dec. 31,	2022	2021
Current portion	70	48
Non-current portion	659	779
Total Decommissioning and other provisions	729	827
A. Decommissioning and Restoration
A provision has been recognized for all generating facilities and mines for which TransAlta is legally, or constructively, required to remove the facilities at the end of their useful lives and restore the sites to their original condition. TransAlta estimates that the undiscounted amount of cash flow required to settle these obligations is approximately $1.6 billion, which will be incurred between 2023 and 2072. The majority of the costs will be incurred between 2023 and 2050.
During 2022, the Company accelerated the expected timing on decommissioning and restoration for certain facilities. This increased the decommissioning and restoration provision by $95 million, of which $46 million increased operating assets in PP&E and $49 million was recognized as an impairment charge in net earnings related to retired assets.
In 2021, the Company increased the decommissioning and restoration provision by $167 million related to an engineering study on the decommissioning costs of the wind sites of $120 million and the Sundance and Keephills Units change in useful lives of $47 million. Of the total increase in decommissioning and restoration provisions,$133 million increased operating assets in PP&E and $34 million was recognized as an impairment charge in net earnings related to retired assets.
During 2022, the decommissioning and restoration provision decreased by $225 million (2021 – $6 million) due to a significant increase in discount rates, largely driven by increases in market benchmark rates. On average, discount rates increased with rates ranging from 7.0 to 9.7 per cent as at Dec. 31, 2022 (2021 – 3.6 to 6.5 per cent). This has resulted in a corresponding decrease in PP&E of $123 million (2021 – $6 million) on operating assets and recognition of a $102 million (2021 – nil) impairment reversal in net earnings related to retired assets.
At Dec. 31, 2022, the Company has provided a surety bond in the amount of US$147 million (2021 – US$147 million) in support of future decommissioning obligations at the Centralia coal mine. At Dec. 31, 2022, the Company had provided a surety bond and letters of credit in the amount of $187 million (2021 – $188 million) in support of future decommissioning obligations at the Highvale mine.
B. Other Provisions
Other provisions include provisions arising from ongoing business activities, amounts related to commercial disputes between the Company and customers or suppliers and onerous contract provisions. Information about the expected timing of settlement and uncertainties that could impact the amount or timing of settlement has not been provided as this may impact the Company’s ability to settle the provisions in the most favourable manner.
The onerous contract provisions occurred as a result of decisions to no longer operate on coal in Canada. Future royalty payments related to the extraction of coal at the Highvale mine will occur until 2023 under the royalty contract. Payments related to coal contracts for Sheerness are required until 2025. At Dec. 31, 2022, the remaining balance of the provision for the onerous royalty contract was $7 million and the remaining balance of the onerous coal contract was $10 million.